Exhibit 99.2

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Financial Condition
( in thousands, except share data)

	(1)	(2)
	June 30,	December 31,
	2013	2012
ASSETS
Cash and due from banks	$9,007	$14,261
Interest bearing deposits with banks	202	136
Cash and cash equivalents	9,209	14,397

Interest bearing time deposits with banks	847	847
Securities available for sale	129,100	122,338
Restricted investment in Federal Home Loan Bank (FHLB) stock	1,733	1,726
Investment in unconsolidated subsidiary	4,063	4,000
Loans held for sale	384	-
Loans	275,260	277,500
Less: Allowance for loan losses	(2,375)	(3,281)
Total loans, net of allowance for loan losses	272,885	274,219
Premises and equipment, net	6,257	6,472
Other real estate owned	117	428
Bank owned life insurance and annuities	14,631	14,402
Equity investment in low income housing project	3,968	3,796
Core deposit intangible	142	164
Goodwill	2,046	2,046
Accrued interest receivable and other assets	4,430	4,034
Total assets	$449,812	$448,869
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$70,844	$71,318
Interest bearing	319,872	315,433
Total deposits	390,716	386,751

Securities sold under agreements to repurchase	3,355	3,836
Short-term borrowings	1,000	1,600
Other interest bearing liabilities	1,328	1,305
Accrued interest payable and other liabilities	4,440	5,080
Total liabilities	400,839	398,572
Stockholders' Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	-	-
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding -
4,215,184 shares at June 30, 2013;
4,218,361 shares at December 31, 2012	4,746	4,746
Surplus	18,354	18,346
Retained earnings	38,982	38,824
Accumulated other comprehensive loss	(2,855)	(1,419)
Cost of common stock in Treasury:
530,642 shares at June 30, 2013;
527,465 shares at December 31, 2012	(10,254)	(10,200)
Total stockholders' equity	48,973	50,297
Total liabilities and stockholders' equity	$449,812	$448,869

(1) Unaudited
(2) Unaudited but derived from audited financial statements; does not include related disclosures.

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Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Interest income:
Loans, including fees	$3,707	$4,074	$7,397	$8,269
Taxable securities	312	337	609	667
Tax-exempt securities	147	186	298	364
Other interest income	7	8	13	16
Total interest income	4,173	4,605	8,317	9,316
Interest expense:
Deposits	736	918	1,493	1,883
Securities sold under agreements to repurchase	1	-	2	1
Other interest bearing liabilities	4	6	9	12
Total interest expense	741	924	1,504	1,896
Net interest income	3,432	3,681	6,813	7,420
Provision for loan losses	86	69	166	1,177
Net interest income after provision for loan losses	3,346	3,612	6,647	6,243
Non-interest income:
Customer service fees	310	321	620	634
Debit card fee income	205	205	399	409
Earnings on bank-owned life insurance and annuities	108	105	205	211
Trust fees	85	114	174	220
Commissions from sales of non-deposit products	103	73	219	160
Income from unconsolidated subsidiary	50	61	104	118
Fees derived from loan activity	52	56	112	95
Gains on sales of loans	85	140	181	205
Gains on calls of securities	-	2	1	2
Gain from life insurance proceeds	-	53	-	53
Other non-interest income	57	65	117	130
Total non-interest income	1,055	1,195	2,132	2,237
Non-interest expense:
Employee compensation expense	1,387	1,289	2,610	2,567
Employee benefits	384	478	846	1,013
Occupancy	240	229	485	458
Equipment	114	126	234	259
Data processing expense	361	354	715	710
Director compensation	56	60	113	119
Professional fees	91	93	186	181
Taxes, other than income	119	113	242	231
FDIC Insurance premiums	82	81	172	160
Gain on sales of other real estate owned	(8)	(3)	(34)	(1)
Amortization of intangibles	11	11	22	22
Amortization of investment in low-income housing partnership	145	-	145	-
Other non-interest expense	348	389	629	746
Total non-interest expense	3,330	3,220	6,365	6,465
Income before income taxes	1,071	1,587	2,414	2,015
Provision for income taxes	62	372	399	382
Net income	$1,009	$1,215	$2,015	$1,633
Earnings per share
Basic	$0.24	$0.29	$0.48	$0.39
Diluted	$0.24	$0.29	$0.48	$0.39
Cash dividends declared per share	$0.22	$0.22	$0.44	$0.44
Weighted average basic shares outstanding	4,218,206	4,231,690	4,218,283	4,229,954
Weighted average diluted shares outstanding	4,219,606	4,234,321	4,219,570	4,232,842

See Notes to Consolidated Financial Statements

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Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, in thousands, except share and per share data)

	Three Months Ended
	June 30,	March 31,
	2013	2013
Interest income:
Loans, including fees	$3,707	$3,690
Taxable securities	312	297
Tax-exempt securities	147	151
Other interest income	7	6
Total interest income	4,173	4,144
Interest expense:
Deposits	736	757
Securities sold under agreements to repurchase	1	1
Other interest bearing liabilities	4	5
Total interest expense	741	763
Net interest income	3,432	3,381
Provision for loan losses	86	80
Net interest income after provision for loan losses	3,346	3,301
Non-interest income:
Customer service fees	310	310
Debit card fee income	205	194
Earnings on bank-owned life insurance and annuities	108	97
Trust fees	85	89
Commissions from sales of non-deposit products	103	116
Income from unconsolidated subsidiary	50	54
Fees derived from loan activity	52	60
Gains on sales of loans	85	96
Gains on calls of securities	-	1
Other non-interest income	57	60
Total non-interest income	1,055	1,077
Non-interest expense:
Employee compensation expense	1,387	1,223
Employee benefits	384	462
Occupancy	240	245
Equipment	114	120
Data processing expense	361	354
Director compensation	56	57
Professional fees	91	95
Taxes, other than income	119	123
FDIC Insurance premiums	82	90
Gain on sales of other real estate owned	(8)	(26)
Amortization of intangibles	11	11
Amortization of investment in low-income housing partnership	145	-
Other non-interest expense	348	281
Total non-interest expense	3,330	3,035
Income before income taxes	1,071	1,343
Provision for income taxes	62	337
Net income	$1,009	$1,006
Earnings per share
Basic	$0.24	$0.24
Diluted	$0.24	$0.24
Cash dividends declared per share	$0.22	$0.22
Weighted average basic shares outstanding	4,218,206	4,218,361
Weighted average diluted shares outstanding	4,219,606	4,219,526

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